UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2022

U.S. WELL SERVICES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38025	81-1847117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 Post Oak Boulevard Suite 1800
Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 832 562-3730

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (0.0001 par value)	USWS	NASDAQ Global Select Market
Warrants	USWSW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 21, 2022, U.S. Well Services, Inc. (the “Company”), ProFrac Holding Corp. (“ProFrac”) and Thunderclap Merger Sub I, Inc., an indirect subsidiary of ProFrac (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company surviving as an indirect subsidiary of ProFrac, subject to the terms and conditions set forth in the Merger Agreement. The transaction has been unanimously approved by the boards of directors of both the Company and ProFrac.

On June 21, 2022, the Company and ProFrac issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information About the Merger

In connection with the proposed Merger, ProFrac will prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a proxy statement/prospectus jointly prepared by the Company and ProFrac, and other related documents. The proxy statement/prospectus will contain important information about the proposed Merger and related matters. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY AND PROFRAC WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PROFRAC AND THE PROPOSED MERGER.

Stockholders of the Company may obtain free copies of the registration statement, the proxy statement/prospectus and other relevant documents filed by the Company and ProFrac with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company and ProFrac with the SEC are also available free of charge on the Company’s website at www.uswellservices.com and ProFrac’s website at www.pfholdingscorp.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in Solicitation Relating to the Merger

The Company and ProFrac and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies in connection with the Merger. Information regarding the officers and directors of the Company is included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 20, 2022, as amended from time to time, with respect to the 2022 Annual Meeting of Stockholders of the Company and in the Company’s Current Report on Form 8-K filed with the SEC on May 4, 2022. Information regarding the officers and directors of ProFrac is included in ProFrac’s final prospectus relating to its initial public offering (File No. 333-261255) declared effective by the SEC on May 12, 2022. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Materials and other materials to be filed with the SEC in connection with the Merger.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and in the joint press release attached hereto as Exhibit 99.1 may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, the reader can identify forward-looking statements by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or similar words. Forward-looking statements relate to future events or the Company’s future financial or operating performance. These forward-looking statements include, among other things, statements regarding: the expected benefits of the Merger, including any resulting synergies, competitive advantages, expanded active fleet portfolio, increased profits, cost savings, access to and rights in acquired intellectual property, supply chain expertise and commercial opportunities; the anticipated timing of the Merger; the likelihood and ability of the parties to successfully consummate the proposed transaction; the services offered by the Company and ProFrac; the markets in which the Company and ProFrac operate; business strategies, debt levels, industry environment and growth opportunities; and the projected value of operational synergies, including value expected to result from overhead cost reductions and enhanced supply chain expertise. Such forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; the failure to satisfy the conditions to the consummation of the Merger, including the approval of the Merger by the stockholders of the Company, and the receipt of certain governmental and regulatory approvals; the failure to obtain financing to complete the Merger; the effect of the announcement or pendency of the Merger on the Company’s business relationships, performance, and business generally; risks that the Merger disrupts current plans of the Company and potential difficulties in the Company’s employee retention as a result of the Merger; the outcome of any legal proceedings that may be instituted against the Company or ProFrac related to the agreement and the Merger; changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Merger; the price of ProFrac’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which ProFrac operates, variations in performance across competitors, changes in laws and regulations affecting ProFrac’s business and changes in the combined capital structure; the ability to implement business plans, forecasts, and other expectations after the completion of the Merger, and identify and realize additional opportunities; the ability to integrate acquired assets and personnel into our existing business model and realize the expected value of resulting operational synergies; the ability to successfully and sustainably execute on current business strategies and plans for growth; and other risks and uncertainties set forth in the section entitled “Risk Factors” the Company’s Annual Report on Form 10-K filed with the SEC on March 30, 2022. The foregoing list of factors is not exhaustive. There may be additional risks that neither the Company nor ProFrac presently know or that the Company or ProFrac currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the proxy statement (as discussed above), including those under “Risk Factors” therein, and other documents filed by the Company and ProFrac from time to time with the SEC, which are available on the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Nothing in this Current Report on Form 8-K or in the joint press release attached hereto as Exhibit 99.1 should be regarded as a representation by any person that the forward-looking statements set forth herein or therein will be achieved or that any of the contemplated results of such forward looking statements will be achieved, including without limitation any expectations about the Company’s operational and financial performance or achievements. There may be additional risks about which the Company is presently unaware or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company and ProFrac assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither the Company nor ProFrac gives any assurance that either the Company or ProFrac will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 21, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. WELL SERVICES, INC.

Date: June 21, 2022	By:	/s/ Josh Shapiro
Josh Shapiro Chief Financial Officer